                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2003
                                                   --------------


                          THE SHERWIN-WILLIAMS COMPANY
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


     Ohio                      1-4851                        34-0526850
---------------            ----------------              ------------------
(State or other            (Commission File                (IRS Employer
jurisdiction of                Number)                   Identification No.)
incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
                                                     --------------

4

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)  Exhibits

     Exhibit No.       Exhibit Description
     ----------        -------------------
       99              Press Release of Sherwin-Williams dated April 22, 2003.


Item 9: Regulation FD Disclosure.
        ------------------------

         The following information is being furnished pursuant to "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On April 22, 2003, The Sherwin-Williams Company issued a press release regarding its financial results for the first quarter of 2003 and certain other information. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SHERWIN-WILLIAMS COMPANY


April 22, 2003                          By:     /s/ L.E. Stellato
                                            -----------------------------------
                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary



                                  EXHIBIT INDEX
                                  -------------

   EXHIBIT NO.    EXHIBIT DESCRIPTION
   ----------     -------------------
       99         Press Release of Sherwin-Williams dated April 22, 2003.



                                       2